Subsequent Events	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 11—Subsequent Events

On September 5, 2023, the Company entered into a $150 million capped synthetic royalty funding agreement (the “Royalty Pharma Agreement”) with Royalty Pharma (the “Purchaser”). Under the terms of the Royalty Pharma Agreement, the Company receives an upfront payment of $150 million (the “Purchase Price”) in exchange for a 9.15% royalty on net U.S. SKYTROFA revenue, beginning on January 1, 2025. The royalty payments to the Purchaser will cease upon reaching a multiple of the Purchase Price of 1.925x, or 1.65x if the Purchaser receives royalties in that amount by December 31, 2031. The Royalty Pharma Agreement includes certain buy-out options under various terms and conditions.

No other events have occurred after the balance sheet date that would influence the evaluation of these unaudited condensed consolidated interim financial statements.